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                                                                     EXHIBIT 4.J

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                           EL PASO ENERGY CORPORATION

                                     ISSUER

                                       AND


                            THE CHASE MANHATTAN BANK

                                     TRUSTEE

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                          THIRD SUPPLEMENTAL INDENTURE

                            DATED AS OF JULY 12, 1999

                                       TO

                                    INDENTURE

                            DATED AS OF MAY 10, 1999

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                       FLOATING RATE SENIOR NOTES DUE 2001

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         THIRD SUPPLEMENTAL INDENTURE, dated as of July 12, 1999 (herein called the "Third Supplemental Indenture"), between EL PASO ENERGY CORPORATION, a Delaware corporation (herein called the "Company"), having its principal office at 1001 Louisiana Street, Houston, Texas 77002 and THE CHASE MANHATTAN BANK, a banking corporation duly organized and existing under the laws of the State of New York, as trustee under the Indenture referred to below (herein called the "Trustee").

                             RECITALS OF THE COMPANY

         WHEREAS, the Company has heretofore executed and delivered to the Trustee the Indenture, dated as of May 10, 1999 (herein called the "Original Indenture"), providing for the issuance from time to time of one or more series of the Company's unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), the terms of which are to be determined as set forth in Section 301 of the Original Indenture; and

         WHEREAS, Section 901 of the Original Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the form or terms of Securities of any series as permitted by Sections 201 and 301 of the Original Indenture; and

         WHEREAS, the Company desires to create a series of the Securities in an aggregate principal amount of $100,000,000, which series shall be designated the Floating Rate Senior Notes Due 2001 (the "Notes"), and all action on the part of the Company necessary to authorize the issuance of the Notes under the Original Indenture and this Third Supplemental Indenture has been duly taken; and

         WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and completed, authenticated and delivered by the Trustee as provided in the Original Indenture and this Third Supplemental Indenture, the valid and binding obligations of the Company and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed;

         NOW, THEREFORE, THIS THIRD SUPPLEMENTAL INDENTURE WITNESSETH:


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         That in consideration of the premises and the issuance of the Notes, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                    ARTICLE I

TERMS AND ISSUANCE OF FLOATING RATE SENIOR NOTES DUE 2001


         SECTION 1.01 Issue of Notes. A series of Securities which shall be designated the "Floating Rate Senior Notes Due 2001" shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Original Indenture, including without limitation the terms set forth in this Third Supplemental Indenture (including the form of Notes referred to in Section 2.02 hereof). The aggregate principal amount of Notes which may be authenticated and delivered under the Original Indenture shall not, except as permitted by the provisions of the Original Indenture, exceed $100,000,000. The entire amount of Notes may forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered to or upon the order of the Company pursuant to Section 303 of the Original Indenture.

                                   ARTICLE II

                          FORMS; TRANSFER AND EXCHANGE

         SECTION 2.01 Definitions. For purposes of this Third Supplemental Indenture and the Notes, the following terms shall have the meanings indicated below. Terms used herein but not defined shall have the meaning assigned to them in the Original Indenture.

         "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary that apply to such transfer or exchange.

         "Certificated Note" means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 2.04 hereof, in the form of Exhibit A hereto except that such Note shall not bear the Global Note Legend and shall not have the "Schedule of Exchanges of Interests in the Global Note" attached thereto.


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         "Depositary" means, with respect to the Notes issuable or issued in whole or in part in global form, the Person specified in Section 2.03 hereof as the Depositary with respect to the Notes, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Third Supplemental Indenture.

         "Global Note Legend" means the legend set forth in Section 2.04(f)(ii), which is required to be placed on all Global Notes issued under this Third Supplemental Indenture.

         "Global Notes" means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes, in the form of Exhibit A hereto issued in accordance with Sections 2.02, 2.04(b) or 2.04(d) hereof.

         "Holder" means a Person in whose name a Note is registered on the Registrar's books; and "Holders" means the Persons in whose names the Notes are registered on the Security Registrar's books.

         "Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant.

         "Initial Purchasers" means Donaldson, Lufkin & Jenrette Securities Corporation, ABN AMRO Incorporated, Banc of America Securities LLC, and Chase Securities, Inc.

         "Institutional Accredited Investor" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) of the rules and regulations promulgated under the Securities Act.

         "Note Custodian" means the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto.

         "Notes" means the $100,000,000 aggregate principal amount of Floating Rate Senior Notes Due 2001 of the Company.

         "Offering" means the offering of the Notes by the Company.

         "Participant" means, with respect to DTC, a Person who has an account with DTC.


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         "Private Placement Legend" means the legend set forth in Section
2.04(f)(i) to be placed on all Notes except where otherwise permitted by the provisions of this Third Supplemental Indenture.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A of the rules and regulations promulgated by the Commission under the Securities Act.

         "Registrar" means the Security Registrar.

         "Restricted Certificated Note" means a Certificated Note bearing the Private Placement Legend.

         "Restricted Global Note" means a Global Note bearing the Private Placement Legend and that bears the Global Note Legend and that has the "Schedule of Exchanges of Interests in the Global Note" attached thereto and that is deposited with or on behalf, and registered in the name, of the Depositary or its nominee.

         "Rule 144" means Rule 144 promulgated by the Commission under the Securities Act.

         "Rule 144A" means Rule 144A promulgated by the Commission under the Securities Act.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Unrestricted Certificated Note" means one or more Certificated Notes that do not bear and are not required to bear the Private Placement Legend.

         "Unrestricted Global Note" means a permanent Global Note in the form of Exhibit A-1 attached hereto that bears the Global Note Legend and that has the "Schedule of Exchanges of Interests in the Global Note" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary or its nominee, representing Notes that do not bear the Private Placement Legend.


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         SECTION 2.02 Form of Notes and Trustee's Certificate of Authentication.

         Notes issued in global form shall be substantially in the form of Exhibit A attached hereto (including the Global Note Legend and the "Schedule of Exchanges in the Global Note" attached thereto). Notes issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without the Global Note Legend and without the "Schedule of Exchanges of Interests in the Global Note" attached thereto). The form of the Trustee's certificate of authentication shall be substantially as set forth on Exhibit A attached hereto. Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect transfers and exchanges. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the Note Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.04 hereof. The terms of the Notes as set forth in Exhibit A are incorporated herein by reference.

         Notes offered and sold in reliance on Rule 144A shall be issued initially in the form of a Restricted Global Note, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Trustee, at its Corporate Trust Office, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of such purchasers, duly executed by the Company and authenticated by the Trustee as provided in the Original Indenture.

         SECTION 2.03 Depository and Note Custodian.

         The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes.

         The Company initially appoints the Trustee to act as the Registrar and Paying Agent and to act as Note Custodian with respect to the Global Notes.



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         SECTION 2.04 Transfer and Exchange.

         (a) Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes may be exchanged by the Company for Certificated Notes if (i) the Company delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 90 days after the date of such notice from the Depositary or (ii) the Company in its sole discretion determines that the Global Notes (in whole but not in part) should be exchanged for Certificated Notes and delivers a written notice to such effect to the Trustee. If a Default or an Event of Default with respect to a Note occurs and is continuing, the Company shall, at the request of the Holder thereof, exchange all or part of a Global Note that is a Restricted Global Note or an Unrestricted Global Note, as the case may be, for one or more Certificated Notes; provided that the principal amount of each of such Certificated Notes, and such Global Note, after such exchange, shall be $1,000 or an integral multiple thereof. Whenever a Global Note is exchanged as a whole for one or more Certificated Notes, it shall be surrendered by the Holder thereof to the Trustee for cancellation. Whenever a Global Note is exchanged in part for one or more Certificated Notes, it shall be surrendered by the Holder thereof to the Trustee and the Trustee shall make the appropriate notations to the Schedule of Exchanges of Interests in the Global Note attached thereto pursuant to Section 2.02 hereof. A Global Note may not be exchanged for another Note other than as provided in this Section 2.04(a), however, beneficial interests in a Global Note may be transferred and exchanged as provided in
Section 2.04(b) or (c) hereof.

         (b) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of this Third Supplemental Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs as applicable:


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                  (i) Transfer of Beneficial Interests in the Same Global Note.
         Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend. Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.04(b)(i).

                  (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests (other than a transfer of a beneficial interest in a Global Note to a Person who takes delivery thereof in the form of a beneficial interest in the same Global Note), the transferor of such beneficial interest must deliver to the Registrar either (A) (i) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (ii) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (i) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Certificated Note in an amount equal to the beneficial interest to be transferred or exchanged and
         (ii) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Certificated Note shall be registered to effect the transfer or exchange referred to in
         (i) above. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Third Supplemental Indenture, the Notes and otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 2.04(a) hereof.

                  (iii) Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in the Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted



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         Global Note if the exchange or transfer complies with the requirements of clause (ii) above and the Registrar receives the following:

                           (A) if the holder of such beneficial interest in a
                  Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof;

                           (B) if the holder of such beneficial interest in a
                  Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (3) thereof; and

                           (C) in each such case set forth in this clause (iii),
                  an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are not required in order to maintain compliance with the Securities Act.

         If any such transfer is effected at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an authentication order in accordance with the Original Indenture, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of beneficial interests transferred pursuant to this clause (iii).

         Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

         (c) Transfer or Exchange of Beneficial Interests for Certificated
Notes.

                  (i) If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Certificated Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a


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         Certificated Note, then, upon receipt by the Registrar of the following documentation:

                           (A) if the holder of such beneficial interest in a
                  Restricted Global Note proposes to exchange such beneficial interest for a Certificated Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

                           (B) if such beneficial interest is being transferred
                  to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                           (C) if such beneficial interest is being transferred
                  pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2)(a) thereof;

                           (D) if such beneficial interest is being transferred
                  to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (2)(d) thereof, if applicable;

                           (E) if such beneficial interest is being transferred
                  to the Company, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2)(b) thereof; or

                           (F) if such beneficial interest is being transferred
                  pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certification in item (2)(c) thereof;

         the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.04(a) hereof, and the



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         Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Certificated Note in the appropriate principal amount. Any Certificated Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this
         Section 2.04(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Certificated Notes to the Persons in whose names such Notes are so registered. Any Certificated Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.04(c)(i) (other than subparagraph (F)) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                  (ii) Notwithstanding 2.04(c)(i) hereof, a holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Certificated Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Certificated Note only if the Registrar receives the following:

                           (A) if the holder of such beneficial interest in a
                  Restricted Global Note proposes to exchange such beneficial interest for a Certificated Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof;

                           (B) if the holder of such beneficial interest in a
                  Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Certificated Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (3) thereof; and

                           (C) in each such case set forth in this clause (ii),
                  an Opinion of Counsel in form reasonably acceptable to the Company, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement



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                  Legend are not required in order to maintain compliance with the Securities Act.

                  (iii) If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Certificated Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Certificated Note, then, upon satisfaction of the conditions set forth in Section 2.04(b)(ii) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.04(a) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Certificated Note in the appropriate principal amount. Any Certificated Note issued in exchange for a beneficial interest pursuant to this Section 2.04(c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Certificated Notes to the Persons in whose names such Notes are so registered. Any Certificated
         Note issued in exchange for a beneficial interest pursuant to this
         Section 2.04(c)(iii) shall not bear the Private Placement Legend. A beneficial interest in an Unrestricted Global Note cannot be exchanged for a Certificated Note bearing the Private Placement Legend or transferred to a Person who takes delivery thereof in the form of a Certificated Note bearing the Private Placement Legend.

         (d) Transfer and Exchange of Certificated Notes for Beneficial
Interests.

                  (i) If any Holder of a Restricted Certificated Note proposes to (a) exchange such Note for a beneficial interest in a Restricted Global Note, (b) transfer such Note to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, (c) transfer such Note to the Company, or (d) transfer such Note pursuant to an effective registration statement under the Securities Act, then, upon receipt by the Registrar of the following documentation:

                           (A) if the Holder of such Restricted Certificated
                  Note proposes to exchange such Note for a beneficial interest in a Restricted Global



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                  Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

                           (B) if such Certificated Note is being transferred to
                  a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                           (C) if such Certificated Note is being transferred
                  pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certification in item (2)(a) thereof;

                           (D) if such Certificated Note is being transferred to
                  an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (2)(d) thereof, if applicable;

                           (E) if such Certificated Note is being transferred to
                  the Company, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2)(b) thereof; or

                           (F) if such Certificated Note is being transferred
                  pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2)(c) thereof;

         the Trustee shall cancel the Certificated Note, increase or cause to be increased the aggregate principal amount of, in the case of clauses
         (A), (B), (C), (D) and (E) above, the Restricted Global Note, and in the case of clause (F) above, the Unrestricted Global Note.

                  (ii) A Holder of a Restricted Certificated Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such


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         Restricted Certificated Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if the Registrar receives the following:

                           (A) if the Holder of such Restricted Certificated
                  Notes proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof;

                           (B) if the Holder of such Restricted Certificated
                  Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (3) thereof; and

                           (C) in each such case set forth in this clause (ii),
                  an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are not required in order to maintain compliance with the Securities Act.

         Upon satisfaction of the conditions of any of the subparagraphs in this
         Section 2.04(d)(ii), the Trustee shall cancel the Certificated Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

                  (iii) A Holder of an Unrestricted Certificated Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Certificated Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Certificated Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

         If any such exchange or transfer from a Certificated Note to a beneficial interest is effected at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an authentication order in accordance with the Original Indenture, the Trustee shall authenticate one or more Unrestricted Global Notes


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in an aggregate principal amount equal to the principal amount of beneficial interests transferred pursuant to this Section 2.04(d).

         (e) Transfer and Exchange of Certificated Notes for Certificated Notes. Upon request by a Holder of Certificated Notes and such Holder's compliance with the provisions of this Section 2.04(e), the Registrar shall register the transfer or exchange of Certificated Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Certificated Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, pursuant to the provisions of this Section 2.04(e).

                  (i) Restricted Certificated Notes may be transferred to and registered in the name of Persons who take delivery thereof if the Registrar receives the following:

                           (A) if the transfer will be made pursuant to Rule
                  144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof; and

                           (B) if the transfer will be made pursuant to any
                  other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (2)(d) thereof, if applicable.

                  (ii) Any Restricted Certificated Note may be exchanged by the Holder thereof for an Unrestricted Certificated Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Certificated Note if the Registrar receives the following:

                           (A) if the Holder of such Restricted Certificated
                  Notes proposes to exchange such Notes for an Unrestricted Certificated Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item
                  (2)(d) thereof;


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                           (B) if the Holder of such Restricted Certificated
                  Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Certificated Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (3) thereof; and

                           (C) in each such case set forth in this clause (ii),
                  an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are not required in order to maintain compliance with the Securities Act.

                  (iii) A Holder of Unrestricted Certificated Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Certificated Note at any time. Upon receipt of a request for such a transfer, the Registrar shall register the Unrestricted Certificated Notes pursuant to the instructions from the Holder thereof. Unrestricted Certificated Notes cannot be exchanged for or transferred to Persons who take delivery thereof in the form of a Restricted Certificated Note.

         (f) Legends. The following legends shall appear on the face of all Global Notes and Certificated Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

                  (i) Private Placement Legend.

                           (A) Except as permitted by subparagraph (B) below,
                  each Global Note and each Certificated Note (and all Notes issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

                  "THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. ACCORDINGLY, THIS NOTE MAY NOT BE

                  OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE
                  HOLDER:

                  (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI")),

                  (2) AGREES THAT IT WILL NOT RESELL, OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARIES OF THE COMPANY, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,
                  (C) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (D) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE WITH A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (E) IN

                  ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND

                  (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                  THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS."

                           (B) Notwithstanding the foregoing, any Global Note or
                  Certificated Note issued pursuant to subparagraphs (b)(iii),
                  (c)(i)(F), (c)(ii), (c)(iii), (d)(i)(F), (d)(ii), (d)(iii),
                  (e)(ii) or (e)(iii) to this Section 2.04 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

                  (ii) Global Note Legend. Each Global Note shall bear a legend in substantially the following form:

                  "THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO,

                  OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF, TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

                  UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

                                   ARTICLE III

                                  MISCELLANEOUS

         SECTION 3.01 Execution as Supplemental Indenture. This Third Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this Third Supplemental Indenture forms a part thereof. Except as herein expressly otherwise defined, the use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture.

         SECTION 3.02 Responsibility for Recitals, Etc. The recitals herein and in the Notes (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representations as to the validity or sufficiency of this Third Supplemental Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of the Notes or of the proceeds thereof.

         SECTION 3.03 Provisions Binding on Company's Successors. All the covenants, stipulations, promises and agreements in this Third Supplemental Indenture contained by the Company shall bind its successors and assigns whether so expressed or not.

         SECTION 3.04 New York Contract. THIS THIRD SUPPLEMENTAL INDENTURE AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SECTION 3.05 Execution and Counterparts. This Third Supplemental Indenture may be executed with counterpart signature pages or in any number of counterparts, each of which shall be an original but such counterparts shall together constitute but one and the same instrument.

         SECTION 3.06 Capitalized Terms. Capitalized terms not otherwise defined in this Third Supplemental Indenture shall have the respective meanings assigned to them in the Original Indenture.

                      [This page intentionally left blank.]

         IN WITNESS WHEREOF, said EL PASO ENERGY CORPORATION has caused this Third Supplemental Indenture to be executed in its corporate name by its Chairman of the Board or its President or one of its Vice Presidents, and said THE CHASE MANHATTAN BANK has caused this Third Supplemental Indenture to be executed in its corporate name by one of its Assistant Vice Presidents as of July , 1999.


                                     EL PASO ENERGY CORPORATION


                                     By:
                                        ----------------------------------------
                                        Name:    H. Brent Austin
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer


                                     THE CHASE MANHATTAN BANK


                                     By:
                                        ----------------------------------------
                                        Name:    Richard Lorenzen
                                        Title:   Assistant Vice President

                                                                       EXHIBIT A

                                 (Face of Note)

         [THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF, TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

         UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*


-------------------

* Insert in Global Notes only.

                           EL PASO ENERGY CORPORATION

                       FLOATING RATE SENIOR NOTE DUE 2001

NO.                                                                        U.S.$
CUSIP No. 283905AC1

         EL PASO ENERGY CORPORATION, a corporation duly incorporated and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to , or registered assigns, the principal sum of United States Dollars [or such other principal sum as shall be set forth on the Schedule of Exchanges of Interests in the Global Note annexed hereto]* on July 15, 2001, and to pay interest thereon from July 12, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly on January 15, April 15, July 15 and October 15 in each year, commencing October 15, 1999, until the principal hereof is paid or made available for payment. This Security will bear interest for each Interest Period (as defined below) at a per annum rate determined by The Chase Manhattan Bank, or its successor appointed by the Company, acting as calculation agent (the "Calculation Agent"). The interest rate for each Interest Period will be equal to LIBOR (as defined below) on the second London Business Day (as defined below) immediately preceding the first day of such Interest Period (the "Interest Determination Date") plus 0.65%, provided, however, that in the circumstances described below, the interest rate will be determined in an alternative manner without reference to LIBOR. Promptly upon determination of the applicable interest rate, the Calculation Agent will notify the Trustee of the interest rate for the new quarterly Interest Period.

         "Interest Period" means the quarterly period commencing on an Interest Payment Date and ending on the day preceding the next succeeding Interest Payment Date, with the exception that the first Interest Period shall begin on the date of the original issuance of this Security and extend through October 14, 1999, the day preceding the first Interest Payment Date.

         Notwithstanding the foregoing, the interest rate for the initial Interest Period shall be 5.96% per annum.

         For purposes of this calculation, "London Business Day" is defined as a day on which dealings in deposits in U.S. dollars are transacted, or with respect to any future date, are expected to be transacted, in the London interbank market.

         "LIBOR" for any Interest Determination Date will be the offered rate for deposits in U.S. dollars having an index maturity of three months for a period commencing on the second London Business Day immediately following such Interest Determination Date ("Three Month Deposits") in amounts of not less than $1,000,000, as such rate appears on Telerate Page 3750 (as defined below), or a successor reporter of such rates selected by the Calculation Agent and acceptable to the Company, at approximately 11:00 a.m., London time, on the applicable Interest Determination Date (the "Reported Rate").

         "Telerate Page 3750" means the display designated on page "3750" on Dow Jones Markets Limited (or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits).

         If the following circumstances exist on any Interest Determination Date, the Calculation Agent will determine the interest rate for the following Interest Period for this Security as follows:

         (i) If the Reported Rate cannot be determined as of approximately 11:00 a.m. London time on an Interest Determination Date, the Calculation Agent shall request the principal London offices of each of four major banks in the London interbank market selected by the Calculation Agent (after consultation with the Company) to provide a quotation of the rate (a "rate quotation") at which Three Month Deposits in amounts of not less than $1,000,000 are offered by it to prime banks in the London interbank market, as of approximately 11:00 a.m. London time on such Interest Determination Date, that is representative of single transactions at such time ("Representative Amounts"). If at least two rate quotations are provided, the interest rate for the following Interest Period will be the arithmetic mean of the rate quotations obtained by the Calculation Agent, plus 0.65%.

         (ii) If the Reported Rate cannot be determined and there are fewer than two rate quotations, the interest rate for the following Interest Period will be the arithmetic mean of the rates quoted at approximately 11:00 a.m. New York City time on such Interest Determination Date, by three major banks in New York City, selected by the Calculation Agent (after consultation with the Company), for loans in Representative Amounts in U.S. dollars to leading European banks, having an index maturity of three months for a period commencing on the second London Business Day immediately following such Interest Determination Date, plus 0.65%; provided, however, that if fewer than three banks selected by the Calculation Agent are quoting such rates, the interest rate for the applicable Interest Period will be the same as the interest rate in effect for the immediately preceding quarterly Interest Period.

         Upon the request of any Holder, the Calculation Agent shall provide to such Holder the interest rate in effect on the date of such request and, if determined, the interest rate for the next quarterly Interest Period.

         Interest on this Security will be calculated on the basis of the actual number of days for which interest is payable in the relevant quarterly Interest Period, divided by 360. All dollar amounts resulting from such calculation will be rounded, if necessary, to the nearest cent with one-half cent rounded upward. All percentages resulting from any calculation of the rate of interest on this Security will be rounded, if necessary, to the nearest one ten-thousandth of a percentage point (.000001), with five one hundred thousandth of a percentage point rounded upward.

         The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 1, April 1, July 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at such time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

         If an Interest Payment Date (other than the Stated Maturity hereof) falls on a day that is not a Business Day at a Place of Payment, such Interest Payment Date shall be the following day that is a Business Day at that Place of Payment, except that if such Business Day falls in the next calendar month, the Interest Payment Date shall be the immediately preceding day that is a Business Day at that Place of Payment, provided, that if the Stated Maturity hereof falls on a day that is not a Business Day at the Place of Payment, such payment of interest due on such date shall be made on the following day that is a Business Day at such Place of Payment and no interest shall accrue for the period from and after such Stated Maturity. This provision shall apply, with respect to interest payments, in lieu of Section 113 of the Indenture.

         [Payment of the principal of and premium, if any, and interest on this Security will be made by transfer of immediately available funds to a bank account in New York, New York designated by the Holder in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.]*

         [Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, or at such other offices or agencies as the Company may designate; provided, however, that payment of interest may be made at the option of the Company by check mailed to the addresses of the Persons entitled thereto as such addresses shall appear in the Security Register.]**

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

-------------------
*        Insert in Global Notes only.
**       Insert in Certificated Notes only.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


Dated:

                                           EL PASO ENERGY CORPORATION


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                           THE CHASE MANHATTAN BANK, AS TRUSTEE


                                           By:
                                              ----------------------------------
                                              Authorized Officer

                                 (Back of Note)

                           EL PASO ENERGY CORPORATION
                       Floating Rate Senior Note Due 2001

[THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. ACCORDINGLY, THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

         (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1),
         (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI")),

         (2) AGREES THAT IT WILL NOT RESELL, OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARIES OF THE COMPANY, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (D) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE WITH A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND

         BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND

         (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING
RESTRICTIONS.]***

         This Security is one of a duly authorized issue of Securities of the Company (the "Securities"), issued and to be issued in one or more series under an Indenture dated as of May 10, 1999 (as supplemented through the date hereof, the "Indenture"), between the Company and The Chase Manhattan Bank, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Security is one of a series of Securities designated on the face hereof limited in aggregate principal amount to U.S. $100,000,000.

         The Securities of this series are not redeemable prior to maturity.

--------------
***  Insert only in Restricted Global Notes and Restricted Certificated Notes.

         If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series to be affected (voting as one class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of all affected series (voting as one class), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. The Indenture permits, with certain exceptions as therein provided, the Holders of a majority in aggregate principal amount of Securities of any series then Outstanding to waive past defaults under the Indenture with respect to such series and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place(s) and rate, and in the coin or currency, herein prescribed.

         [This Global Security or portion hereof may not be exchanged for Definitive Securities except in the limited circumstances provided in the Indenture.

         The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders hereof for any purpose under the Indenture.]*

         [As provided in the Indenture and subject to certain limitations set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for a like aggregate principal amount, will be issued to the designated transferee or transferees.]**

         The Securities of this series are issuable only in registered form, without coupons, in denominations of U.S. $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or other similar governmental charge payable in connection therewith.


------------
*        Insert in Global Notes only.
**       Insert in Certificated Notes only.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         No recourse under or upon any obligation, covenant or agreement of or contained in the Indenture or of or contained in any Security, or for any claim based thereon or otherwise in respect thereof, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment, penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released by the acceptance hereof and as a condition of, and as part of the consideration for, the Securities and the execution of the Indenture.

         The Indenture provides that the Company (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations described in the Indenture), or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust, with the Trustee money or U.S. Government Obligations (or a combination thereof) which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and interest of the Securities, but such money need not be segregated from other funds except to the extent required by law.

         THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         [FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------
            (Please Print or Typewrite Name and Address of Assignee)

the within instrument of EL PASO ENERGY CORPORATION and does hereby irrevocably constitute and appoint ________________________ Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.

Please Insert Social Security or
Other Identifying Number of Assignee:


-----------------------------------          -----------------------------------
Dated:
      -----------------------------          -----------------------------------
                                                         (Signature)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.]**

             [SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

         The following exchanges of a part of this Global Note for an interest in another Global Note or for a Certificated Note, or exchanges of a part of another Global Note or Certificated Note for an interest in this Global Note, have been made:


                                 Amount of                 Amount of              Principal amount           Signature of
                                decrease in               increase in              of this Global             authorized
                              principal amount          principal amount           Note following            signatory of
                               of this Global            of this Global          such decrease (or         Trustee or Note
    Date of Exchange                Note                      Note                   increase)               Custodian]*
------------------------- ------------------------  ------------------------  ------------------------ ------------------------

--------------------

*        Insert in Global Notes only.
**       Insert in Certificated Notes only.

                                                                       EXHIBIT B

                         FORM OF CERTIFICATE OF TRANSFER


The Chase Manhattan Bank
Corporate Trust Office
450 West 33rd Street
New York, NY   10001

Attention: Capital Markets Fiduciary Services

[Registrar address block]

           Re: Floating Rate Senior Notes Due 2001 of El Paso Energy Corporation

         Reference is hereby made to the Indenture, dated as of May 10, 1999 (the "Indenture"), between El Paso Energy Corporation, as issuer (the "Issuer"), and The Chase Manhattan Bank, as trustee, as supplemented by the Third Supplemental Indenture thereto, dated as of July 12, 1999 (collectively, the "Indenture"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         ______________, (the "Transferor") owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $___________ in such Note[s] or interests (the "Transfer"), to __________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

                             [CHECK ALL THAT APPLY]

1. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE RULE 144A GLOBAL NOTE OR A CERTIFICATED NOTE PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Certificated Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Certificated Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Certificated Note and in the Indenture and the Securities Act.

2. [ ] CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE, UNRESTRICTED GLOBAL NOTE (IN THE CASE OF CLAUSE (C)) OR A RESTRICTED CERTIFICATED NOTE PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Certificated Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

         (a) [ ] such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

         (b) [ ] such Transfer is being effected to the Company or a Subsidiary of the Company;

                                       or

         (c) [ ] such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

                                       or

         (d) [ ] such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Certificated Notes and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form approved by the Issuer and (2) if such Transfer is in respect of a principal amount of Notes at the time of transfer of less than $250,000, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Certificated Notes and in the Indenture and the Securities Act.

3. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL
INTEREST IN AN UNRESTRICTED GLOBAL NOTE OR OF AN UNRESTRICTED CERTIFICATED NOTE.

         (a) [ ] CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Certificated Notes and in the Indenture.

         (b) [ ] CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Certificated Notes and in the Indenture.

         This certificate and the statements contained herein are made for your benefit and for the benefit of the Company and Donaldson, Lufkin & Jenrette Securities Corporation, ABN AMRO Incorporated, Banc of America Securities LLC and Chase Securities Inc. (collectively, the "Initial Purchasers"), the Initial Purchasers of the Notes being transferred. We acknowledge that you, the Company and the Initial Purchasers will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.



                                        ----------------------------------------
                                        [Insert Name of Transferor]

                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


Dated: _____________________, ______

cc:      Company
         Initial Purchasers

                       ANNEX A TO CERTIFICATE OF TRANSFER

1.       The Transferor owns and proposes to transfer the following:

                            [CHECK ONE OF (a) OR (b)]

         (a) [ ] a beneficial interest in the Restricted Global Note (CUSIP 283905AC1), or

         (b)  [ ] a Restricted Certificated Note.


2. After the Transfer the Transferee will hold:

                                                        [CHECK ONE]

         (a)  [ ] a beneficial interest in the:

                  (i)  [ ] Restricted Global Note (CUSIP 283905AC1), or

                  (ii) [ ] Unrestricted Global Note (CUSIP __________ ); or

         (b)  [ ] a Restricted Certificated Note; or

         (c)  [ ] an Unrestricted Certificated Note,

in accordance with the terms of the Indenture.

                                                                       EXHIBIT C

                         FORM OF CERTIFICATE OF EXCHANGE



The Chase Manhattan Bank
Corporate Trust Office
450 W. 33rd Street
New York, NY   10001

Attention: Capital Markets Fiduciary Services

[Registrar address block]

           Re: Floating Rate Senior Notes Due 2001 of El Paso Energy Corporation

         Reference is hereby made to the Indenture, dated as of May 10, 1999 (the "Indenture"), between El Paso Energy Corporation, as issuer (the "Issuer"), and The Chase Manhattan Bank, as trustee, as supplemented by the Third Supplemental Indenture thereto, dated as of July 12, 1999 (collectively, the "Indenture"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         __________________ , (the "Owner") owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $____________ in such Note[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

1. EXCHANGE OF RESTRICTED CERTIFICATED NOTES OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL NOTE FOR UNRESTRICTED CERTIFICATED NOTES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL NOTE

         (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

         (b) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO UNRESTRICTED CERTIFICATED NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for an Unrestricted Certificated Note, the Owner hereby certifies (i) the Certificated
Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Certificated Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

         (c) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED CERTIFICATED NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Owner's Exchange of a Restricted Certificated Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Certificated Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

         (d) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED CERTIFICATED NOTE TO UNRESTRICTED CERTIFICATED NOTE. In connection with the Owner's Exchange of a Restricted Certificated Note for an Unrestricted Certificated Note, the Owner hereby certifies (i) the Unrestricted Certificated Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Certificated Notes and pursuant to and in accordance with the Securities Act,
(iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Certificated Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. EXCHANGE OF RESTRICTED CERTIFICATED NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES FOR RESTRICTED CERTIFICATED NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES

         (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO RESTRICTED CERTIFICATED NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a Restricted Certificated Note with an equal principal amount, the Owner hereby certifies that the Restricted Certificated Note is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Certificated Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Certificated Note and in the Indenture and the Securities Act.

         (b) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED CERTIFICATED NOTE TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's Restricted Certificated Note for a beneficial interest in the Restricted Global Note, with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and Donaldson, Lufkin & Jenrette Securities Corporation, ABN AMRO Incorporated, Banc of America Securities LLC, and Chase Securities Inc. (collectively, the "Initial Purchasers") of the Notes being exchanged. We acknowledge that you, the Issuers and the Initial Purchasers will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.



                                        ----------------------------------------
                                        [Insert Name of Owner]

                                        By:
                                           -------------------------------------

                                       Name:
                                       Title:


Dated: _____________________, ______

cc:      Issuer
         Initial Purchasers


                                      D-1